UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 17, 2007
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                               CHINA DIRECT, INC.
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             (Exact name of registrant as specified in its charter)



         Florida                       0-26415              13-3876100
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 (State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)                 File Number)       Identification No.)

        5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code

        Registrant's telephone number, including area code (561) 989-9171

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01         OTHER EVENTS

             On September 17, 2007, the Company announced that its shares of common stock have been approved for listing on the American Stock Exchange (the "AMEX") and anticipates that such shares will begin trading on the AMEX on September 24, 2007 under the ticker symbol "CDS".

             This approval is contingent upon the Company being in compliance with all applicable AMEX listing standards on the date the Company's common shares begin trading on the Exchange, and may be rescinded if the Company is not in compliance with such standards.

             A copy of the press release announcing the AMEX approval is included with this Current Report as Exhibit 99.1, and is incorporated herein by reference.


Item  9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated September 17, 2007 announcing the AMEX approval.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 17, 2007


                                                    CHINA DIRECT, INC.

                                                     By: /s/ David Stein
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                                                     David Stein
                                                     Chief Operation Officer